                                                                   Exhibit 99.5

                         PROSPECTIVE DIRECTOR'S CONSENT

         I hereby consent to being named as a prospective director of eXcelon Corporation in the Registration Statement on Form S-4 of eXcelon Corporation and the inclusion of my name and biographical information under the caption "Management" appearing in the Proxy Statement/Prospectus which is a part of the Registration Statement.


                                              /s/ Joseph M. Bellini
                                              -------------------------------
                                              Joseph M. Bellini

Dated:  June 12, 2001

                         PROSPECTIVE DIRECTOR'S CONSENT

         I hereby consent to being named as a prospective director of eXcelon Corporation in the Registration Statement on Form S-4 of eXcelon Corporation and the inclusion of my name and biographical information under the caption "Management" appearing in the Proxy Statement/Prospectus which is a part of the Registration Statement.


                                           /s/ Jeffrey Horing
                                           ----------------------------------
                                           Jeffrey Horing

Dated:  June 12, 2001

                         PROSPECTIVE DIRECTOR'S CONSENT

         I hereby consent to being named as a prospective director of eXcelon Corporation in the Registration Statement on Form S-4 of eXcelon Corporation and the inclusion of my name and biographical information under the caption "Management" appearing in the Proxy Statement/Prospectus which is a part of the Registration Statement.


                                                     /s/ Raymond J. Lane
                                                     ---------------------------
                                                     Raymond J. Lane

Dated:  June 12, 2001

                         PROSPECTIVE DIRECTOR'S CONSENT

         I hereby consent to being named as a prospective director of eXcelon Corporation in the Registration Statement on Form S-4 of eXcelon Corporation and the inclusion of my name and biographical information under the caption "Management" appearing in the Proxy Statement/Prospectus which is a part of the Registration Statement.


                                                     /s/ Joseph L. Badaracco
                                                     ---------------------------
                                                     Joseph L. Badaracco

Dated:  June 12, 2001